Spirit of America

LARGE CAP VALUE FUND

Summary Prospectus | March 15, 2016	Class A Shares Ticker: SOAVX
Class C Shares Ticker: SACVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Fund’s prospectus and Statement of Additional Information, both dated March 15, 2016, and most recent report to shareholders, dated December 31, 2015, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Fees and Expenses of the Value Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund. You may qualify for sales charge discounts if you invest at least $100,000 in the Spirit of America Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements—Sale of Class A Shares” of the Value Fund’s prospectus and in the section titled “How to Purchase Shares” of the Value Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.60%	2.30%

Example

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Value Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$679	$1,003	$1,350	$2,325
Class C Shares—no redemption	$233	$718	$1,230	$2,636
Class C Shares—with redemption	$333	$718	$1,230	$2,636

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Large Cap Value Fund | www.soafunds.com

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year ended December 31, 2015, the Value Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategy

The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, the Adviser buys for the Value Fund those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends. The Value Fund may also invest in MLPs.

The Value Fund emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential. These stocks generally have growth prospects that are viewed as sub par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Principal Investment Risks of Investing in the Value Fund

Any investment involves risk. The risks associated with an investment in the Value Fund include:

•

Market Risk.  The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole.

•

Large Capitalization Company Risk.  The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

•

Volatility Risk.  The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors.

•

MLP Risk.  Investing in MLPs involves risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus.

•	Portfolio Management Risk. The stocks purchased by the Value Fund, while believed by the Adviser to be undervalued, may not appreciate in value as the Adviser anticipates.

•	Risk of Loss. The potential loss of your investment in the Value Fund if the Value Fund depreciates in value.

•	Dividend Payment Risk. The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

Suitability

An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Performance Information

The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

Large Cap Value Fund | www.soafunds.com

The bar chart shows the changes in annual total returns from inception for the Value Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

Best Quarter: 13.44% in the quarter ended September 30, 2009

Worst Quarter: (15.64)% in the quarter ended December 31, 2008

Performance Table

(Average annual total returns for the periods ended December 31, 2015)

The performance table shows how the Value Fund’s average annual returns compare with those of its benchmark, the S&P 500 Index.

	1 Year	5 Years	10 Years
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	(7.95)%	7.85%	5.03%
Return After Taxes on Distributions(1)(2)	(8.62)%	7.57%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(3.93)%	6.18%	4.05%
S&P 500 Index	1.38%	12.57%	7.31%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

Investment Adviser

Spirit of America Management Corp.

Portfolio Manager

Alpana Sen serves as the Portfolio Manager and is primarily responsible for the day-to-day portfolio management of the Value Fund. Ms. Sen has been the Portfolio Manager of the Value Fund since December 31, 2008. . Ms. Sen joined the Adviser on September 29, 2008. Douglas Revello serves as Co-Portfolio Manager of the Value Fund. Mr. Revello became the Co-Portfolio Manager of the Value Fund effective November 18, 2015. Mr. Revello has been associated with the Adviser since May 18, 2009 as the Co-Portfolio Manager of the Municipal Tax Free Bond Fund through November 17, 2015 and was designated Portfolio Manager on November 18, 2015.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Value Fund.

Purchasing, Selling and Exchanging Fund Shares

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Large Cap Value Fund | www.soafunds.com

Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAVX-SP16

Large Cap Value Fund | www.soafunds.com